SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                           FORM 8-K

                                         CURRENT REPORT


                           Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

                                       January 14, 2002

                     Date of Report (date of earliest event reported)


                         ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.
                        ---------------------------------------------
                     (Exact Name of Registrant as Specified in its Charter)


                              California 0-11038 33-0644381
                              ------------------ ----------
                         (State or Other (Commission (IRS Employer Iden-
                            Jurisdiction of File Number) ification Number)
                                           Incorporation)


                               10675 Sorrento Valley Road, Suite 200
                                   San Diego, California 92121
                                   ---------------------------
                              (Address of Principal Executive Offices
                                        Including Zip Code)

                                          (619) 657-0100
                                          --------------
                                   (Registrant's Telephone Number,
                                          Including Area Code)

Item 5  Other Events and Regulation FD Disclosure.

         Concurrently with this filing, the Company is mailing to its shareholders, a letter regarding the status of its business. A copy of the letter is attached as Exhibit 99.1 to this Report on Form 8-K


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial Statements
         Not applicable
(b)      Pro Forma Financial Information.
         Not applicable
( c)     Exhibits
Exhibit
Number       Description

99.1      Letter to shareholders dated January 14, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14,2002


                             ADVANCED REMOTE COMMUNICATION SOLUTIONS, INC.


                             BY: /S/ MICHAEL SILVERMAN,
                             CHAIRMAN OF THE BOARD
                             PRESIDENT, CHIEF EXECUTIVE OFFICER